SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Diversified Market Neutral Fund

The fund has been notified by Pyramis Global Advisors, LLC (Pyramis) that Pyramis no longer intends to manage a global market neutral strategy and therefore, will resign as a subadvisor to the fund effective on or about July 1, 2014. Effective on or about July 1, 2014, all references to Pyramis in the fund’s Statement of Additional Information are hereby deleted.

Effective on or about June 1, 2014, the following changes become effective:

The following disclosure replaces similar disclosure contained within the sub-section entitled “Subadvisor” of the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information:

“Subadvisor”- Pyramis Global Advisors, LLC, 900 Salem St., Smithfield, RI 02917 (Pyramis); Henderson Alternative Investment Advisor Limited, 201 Bishopsgate, London, UK, EC2M 3 AE (Henderson); and  GAM International Management Limited, 12 St. James’s Place, London,  UK, SW1A 1NX (GAM).

The following disclosure is added under the sub-section entitled “Sub-Advisors” of the “MANAGEMENT OF THE FUNDS” section of Part II of the fund’s Statement of Additional Information:

GAM International Management Limited (GAM), 12 St. James’s Place, London, UK, SW1A 1NX serves as Sub-Advisor to a portion of the assets of DWS Diversified Market Neutral Fund.  GAM is a wholly owned subsidiary of GAM (U.K.) Limited, which is a wholly owned subsidiary of GAM Group AG, which in turn is a wholly owned subsidiary of GAM Holding AG, an independent asset management group headquartered in Zurich, Switzerland and listed on the SIX Swiss Exchange.  GAM, established in 1983, has approximately $128.7 billion in assets under management as of December 31, 2013.  GAM may utilize the resources of its affiliates located in Zurich, Switzerland to provide investment management services to the fund.

Please Retain This Supplement for Future Reference

May19, 2014
SAISTKR-157